EXHIBIT 5

                          INVESTMENT ADVISORY AGREEMENT

             Agreement made this _____ day of December, 1995 between Van Wagoner Funds, Inc., a Maryland corporation (the "Company"), and Van Wagoner Capital Management, Inc., a California corporation (the "Adviser").

                              W I T N E S S E T H:

             WHEREAS, the Company is in the process of registering with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting initially of three series, the Van Wagoner Micro-Cap Fund, (the "Micro-Cap Fund"), the Van Wagoner Emerging Growth Fund (the "Emerging Growth Fund") and the Van Wagoner Mid-Cap Fund (the "Mid-Cap Fund"); and

             WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Micro-Cap Fund.

             NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

             1. Employment. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Micro-Cap Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

             2. Authority of the Adviser. The Adviser shall supervise and manage the investment portfolio of the Micro-Cap Fund, and, subject to such policies as the board of directors of the Company may determine, direct the purchase and sale of investment securities in the day to day management of the Micro-Cap Fund. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Micro-Cap Fund in any way or otherwise be deemed an agent of the Company or the Micro-Cap Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the board of directors of the Company of its responsibility for and control of the affairs of the Micro-Cap Fund.

             3. Expenses. The Adviser, at its own expense and without reimbursement from the Company or the Micro-Cap Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Micro-Cap Fund. The Adviser shall not be required to pay any expenses of the Micro-Cap Fund except as provided herein if the total expenses borne by the Micro-Cap Fund, including the Adviser's fee and the fees paid to the Micro-Cap Fund's Administrator but excluding all federal, state and local taxes, interest, brokerage commissions and extraordinary items, in any year exceed that percentage of the average net assets of the Micro-Cap Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Micro-Cap Fund's shares are qualified for sale or, if the states in which the Micro-Cap Fund's shares are qualified for sale impose no such restrictions, 2%. The expenses of the Micro-Cap Fund's operations borne by the Micro-Cap Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Micro-Cap Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

             The Company shall monitor the expense ratio of the Micro-Cap Fund on a monthly basis. If the accrued amount of the expenses of the Micro-Cap Fund exceeds the expense limitation established herein, the Company shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Company's fiscal year if accrued expenses thereafter fall below the expense limitation.

             4. Compensation of the Adviser. For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Micro-Cap Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Micro-Cap Fund, as determined by valuations made as of the close of each business day of the month. The monthly advisory fee shall be 1/12 of 1.50% (1.50% per annum) on the average daily net assets of the Micro-Cap Fund. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net asset value of the business days during which it is so in effect.

             5. Ownership of Shares of the Micro-Cap Fund. The Adviser shall not take an ownership position in the Micro-Cap Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Micro-Cap Fund, except for the purchase of shares of the Micro-Cap Fund for investment purposes at the same price as that available to the public at the time of purchase or in connection with the initial capitalization of the Micro-Cap Fund.

             6. Exclusivity. The services of the Adviser to the Micro-Cap Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Micro-Cap Fund and the Company to use the name "Van Wagoner", if they so desire, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Micro-Cap Fund and the Company will not use such name if the Adviser ceases to be the Micro-Cap Fund's sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Micro-Cap Fund's sole investment adviser.

             7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Micro-Cap Fund or to any shareholder of the Micro-Cap Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

             8. Brokerage Commissions. The Adviser, subject to the control and direction of the Company's Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Micro-Cap Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser may cause the Micro-Cap Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the Company's Board of Directors may reasonable request with respect to the Micro-Cap Fund's total brokerage and the manner in which that brokerage was allocated.

             9. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(c)(1) under the Act.

             10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the board of directors of the Company in the manner required by the Act, and by the vote of the majority of the outstanding voting securities of the Micro-Cap Fund, as defined in the Act.

             11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the board of directors of the Company or by a vote of the majority of the outstanding voting securities of the Micro-Cap Fund, as defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending December, 1997 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by
   (i) the board of directors of the Company or by the vote of the majority of the outstanding voting securities of the Micro-Cap Fund, as defined in the Act, and (ii) the board of directors of the Company in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                 VAN WAGONER CAPITAL MANAGEMENT
                                 (the "Adviser")

                                 By:  ___________________________
                                      President

                                 VAN WAGONER FUNDS, INC.
                                 (the "Company")

                                 By:  __________________________
                                      President

                          INVESTMENT ADVISORY AGREEMENT

             Agreement made this _____ day of December, 1995 between Van Wagoner Funds, Inc., a Maryland corporation (the "Company"), and Van Wagoner Capital Management, Inc., a California corporation (the "Adviser").

                              W I T N E S S E T H:

             WHEREAS, the Company is in the process of registering with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting initially of three series, the Van Wagoner Micro-Cap Fund, (the "Micro-Cap Fund"), the Van Wagoner Emerging Growth Fund (the "Emerging Growth Fund") and the Van Wagoner Mid-Cap Fund (the "Mid-Cap Fund"); and

             WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Emerging Growth Fund.

             NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

             1. Employment. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Emerging Growth Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

             2. Authority of the Adviser. The Adviser shall supervise and manage the investment portfolio of the Emerging Growth Fund, and, subject to such policies as the board of directors of the Company may determine, direct the purchase and sale of investment securities in the day to day management of the Emerging Growth Fund. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Emerging Growth Fund in any way or otherwise be deemed an agent of the Company or the Emerging Growth Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the board of directors of the Company of its responsibility for and control of the affairs of the Emerging Growth Fund.

             3. Expenses. The Adviser, at its own expense and without reimbursement from the Company or the Emerging Growth Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Emerging Growth Fund. The Adviser shall not be required to pay any expenses of the Emerging Growth Fund except as provided herein if the total expenses borne by the Emerging Growth Fund, including the Adviser's fee and the fees paid to the Emerging Growth Fund's Administrator but excluding all federal, state and local taxes, interest, brokerage commissions and extraordinary items, in any year exceed that percentage of the average net assets of the Emerging Growth Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Emerging Growth Fund's shares are qualified for sale or, if the states in which the Emerging Growth Fund's shares are qualified for sale impose no such restrictions, 2%. The expenses of the Emerging Growth Fund's operations borne by the Emerging Growth Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Emerging Growth Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

             The Company shall monitor the expense ratio of the Emerging Growth Fund on a monthly basis. If the accrued amount of the expenses of the Emerging Growth Fund exceeds the expense limitation established herein, the Company shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Company's fiscal year if accrued expenses thereafter fall below the expense limitation.

             4. Compensation of the Adviser. For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Emerging Growth Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Emerging Growth Fund, as determined by valuations made as of the close of each business day of the month. The monthly advisory fee shall be 1/12 of 1.25% (1.25% per annum) on the average daily net assets of the Emerging Growth Fund. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net asset value of the business days during which it is so in effect.

             5. Ownership of Shares of the Emerging Growth Fund. The Adviser shall not take an ownership position in the Emerging Growth Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Emerging Growth Fund, except for the purchase of shares of the Emerging Growth Fund for investment purposes at the same price as that available to the public at the time of purchase or in connection with the initial capitalization of the Emerging Growth Fund.

             6. Exclusivity. The services of the Adviser to the Emerging Growth Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Emerging Growth Fund and the Company to use the name "Van Wagoner", if they so desire, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Emerging Growth Fund and the Company will not use such name if the Adviser ceases to be the Emerging Growth Fund's sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Emerging Growth Fund's sole investment adviser.

             7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Emerging Growth Fund or to any shareholder of the Emerging Growth Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

             8. Brokerage Commissions. The Adviser, subject to the control and direction of the Company's Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Emerging Growth Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser may cause the Emerging Growth Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the Company's Board of Directors may reasonable request with respect to the Emerging Growth Fund's total brokerage and the manner in which that brokerage was allocated.

             9. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(c)(1) under the Act.

             10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the board of directors of the Company in the manner required by the Act, and by the vote of the majority of the outstanding voting securities of the Emerging Growth Fund, as defined in the Act.

             11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the board of directors of the Company or by a vote of the majority of the outstanding voting securities of the Emerging Growth Fund, as defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending December, 1997 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by
   (i) the board of directors of the Company or by the vote of the majority of the outstanding voting securities of the Emerging Growth Fund, as defined in the Act, and (ii) the board of directors of the Company in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                 VAN WAGONER CAPITAL MANAGEMENT
                                 (the "Adviser")

                                 By:  ___________________________
                                      President

                                 VAN WAGONER FUNDS, INC.
                                 (the "Company")

                                 By:  __________________________
                                      President

                          INVESTMENT ADVISORY AGREEMENT

             Agreement made this _____ day of December, 1995 between Van Wagoner Funds, Inc., a Maryland corporation (the "Company"), and Van Wagoner Capital Management, Inc., a California corporation (the "Adviser").

                              W I T N E S S E T H:

             WHEREAS, the Company is in the process of registering with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting initially of three series, the Van Wagoner Micro-Cap Fund, (the "Micro-Cap Fund"), the Van Wagoner Emerging Growth Fund (the "Emerging Growth Fund") and the Van Wagoner Mid-Cap Fund (the "Mid-Cap Fund"); and

             WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Mid-Cap Fund.

             NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

             1. Employment. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Mid-Cap Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

             2. Authority of the Adviser. The Adviser shall supervise and manage the investment portfolio of the Mid-Cap Fund, and, subject to such policies as the board of directors of the Company may determine, direct the purchase and sale of investment securities in the day to day management of the Mid-Cap Fund. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Mid-Cap Fund in any way or otherwise be deemed an agent of the Company or the Mid-Cap Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the board of directors of the Company of its responsibility for and control of the affairs of the Mid-Cap Fund.

             3. Expenses. The Adviser, at its own expense and without reimbursement from the Company or the Mid-Cap Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Mid-Cap Fund. The Adviser shall not be required to pay any expenses of the Mid-Cap Fund except as provided herein if the total expenses borne by the Mid-Cap Fund, including the Adviser's fee and the fees paid to the Mid-Cap Fund's Administrator but excluding all federal, state and local taxes, interest, brokerage commissions and extraordinary items, in any year exceed that percentage of the average net assets of the Mid-Cap Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Mid-Cap Fund's shares are qualified for sale or, if the states in which the Mid-Cap Fund's shares are qualified for sale impose no such restrictions, 2%. The expenses of the Mid-Cap Fund's operations borne by the Mid-Cap Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Mid-Cap Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

             The Company shall monitor the expense ratio of the Mid-Cap Fund on a monthly basis. If the accrued amount of the expenses of the Mid-Cap Fund exceeds the expense limitation established herein, the Company shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Company's fiscal year if accrued expenses thereafter fall below the expense limitation.

             4. Compensation of the Adviser. For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Mid-Cap Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Mid-Cap Fund, as determined by valuations made as of the close of each business day of the month. The monthly advisory fee shall be 1/12 of 1.00% (1.00% per annum) on the average daily net assets of the Mid-Cap Fund. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net asset value of the business days during which it is so in effect.

             5. Ownership of Shares of the Mid-Cap Fund. The Adviser shall not take an ownership position in the Mid-Cap Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Mid-Cap Fund, except for the purchase of shares of the Mid-Cap Fund for investment purposes at the same price as that available to the public at the time of purchase or in connection with the initial capitalization of the Mid-Cap Fund.

             6. Exclusivity. The services of the Adviser to the Mid-Cap Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Mid-Cap Fund and the Company to use the name "Van Wagoner", if they so desire, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Mid-Cap Fund and the Company will not use such name if the Adviser ceases to be the Mid-Cap Fund's sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Mid-Cap Fund's sole investment adviser.

             7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Mid-Cap Fund or to any shareholder of the Mid-Cap Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

             8. Brokerage Commissions. The Adviser, subject to the control and direction of the Company's Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Mid-Cap Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser may cause the Mid-Cap Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the Company's Board of Directors may reasonable request with respect to the Mid-Cap Fund's total brokerage and the manner in which that brokerage was allocated.

             9. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(c)(1) under the Act.

             10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the board of directors of the Company in the manner required by the Act, and by the vote of the majority of the outstanding voting securities of the Mid-Cap Fund, as defined in the Act.

             11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the board of directors of the Company or by a vote of the majority of the outstanding voting securities of the Mid-Cap Fund, as defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending December, 1997 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by
   (i) the board of directors of the Company or by the vote of the majority of the outstanding voting securities of the Mid-Cap Fund, as defined in the Act, and (ii) the board of directors of the Company in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                 VAN WAGONER CAPITAL MANAGEMENT
                                 (the "Adviser")

                                 By:  ___________________________
                                      President

                                 VAN WAGONER FUNDS, INC.
                                 (the "Company")

                                 By:  __________________________
                                      President